UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report  (date of earliest event reported):  November 13, 2002

SCP POOL CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(985) 892-5521

SCP POOL CORPORATION

Item 9.	Regulation FD Disclosure

On November 13, 2002, SCP Pool Corporation, a Delaware corporation, filed a Form 10-Q for the quarter ended September 30, 2002. Pursuant to Section 906 of the Sarbanes Oxley Act, the chief executive officer and the chief financial officer executed a certification certifying to the accuracy of the financial information contained therein.

The certification is set forth below:

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re:	SCP Pool Corporation Certification of Form 10-Q for the third quarter of 2002 ended September 30, 2002 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

        SCP Pool Corporation filed today via EDGAR, its quarterly report on Form 10-Q for the third quarter of 2002 ended September 30, 2002. The undersigned Chief Executive Officer and Chief Financial Officer of the Company certify that the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.

        This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as a part of, or as an exhibit to, the Form 10-Q.

Very truly yours,

/s/ Manuel J. Perez de la Mesa Manuel J. Perez de la Mesa

President and Chief Executive Officer

/s/ Craig K. Hubbard Craig K. Hubbard

Chief Financial Officer, Secretary and Treasurer

In accordance with General Instruction B.2. of Form 8-K, the information contained in such certifications shall not be deemed “filed”for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 13, 2002.

SCP POOL CORPORATION

By: /s/ Craig K. Hubbard
Craig K. Hubbard
Chief Financial Officer, Treasurer and Secretary